PROMISSORY NOTE

$320,625                                                      New York, New York
                                                               February 28, 2007

            National Investment Managers Inc., a Florida corporation (the "Maker"), for value received, hereby promises to pay to RENEE J. CONNER (the "Holder"), the principal sum of THREE HUNDRED TWENTY THOUSAND SIX HUNDRED TWENTY FIVE ($320,625.00) (the "Principal") Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, which shall be payable on April 28, 2009; provided, however, the Principal may be adjusted pursuant to Section 2.3 of the Stock Purchase Agreement entered by and between National Investment Managers Inc., The Pension Alliance, Inc., Renee J. Conner and William E. Renninger dated February 28, 2007 (the "Purchase Agreement"). Maker further promises to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum, principal and interest on the outstanding balance to be paid annually. Interest shall be calculated on the basis of a 360 day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

            This Note can be prepaid in whole or in part at any time without the consent of the Holder provided that Maker shall pay all accrued interest on the principal so prepaid to date of such prepayment.

            Notwithstanding anything to the contrary contained herein, in the event the Holder and the Maker submit a dispute regarding the determination of the Adjusted EBITDA (as defined in Section 2.3(a) of the Purchase Agreement) to an Independent Accounting Firm (as defined in the Purchase Agreement) and such Independent Accounting Firm does not issue its report before one of installment dates set forth above, Maker shall not be required to make such installment payment to Holder until the fifteenth (15th) business day after such report is issued by such Independent Accounting Firm.

            The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"):

            a. Application for, or consent to, the appointment of a receiver, trustee or liquidator for Maker or of its property;

            b. Admission in writing of the Maker's inability to pay its debts as they mature;

            c. General assignment by the Maker for the benefit of creditors;

            d. Filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

            e. Entering against the Maker of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days; or


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            f. Default in the payment of the  principal  or accrued  interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise, which such default has not been cured within thirty
(30) days of the Holder notifying the Maker in writing of such default.

            This Note shall be convertible into shares of Common Stock, at $0.62 (the "Conversion Price") at the option of the Holder, in whole or in part at any time and from time to time, in lieu of any payments to be made in cash under this Note. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Note to be converted by (y) the Conversion Price. The Maker shall deliver Common Stock certificates to the Holder prior to the fifth (5th) Trading Day after a Conversion Date.

            The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Note, the Holder is not required to physically surrender this Note to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Maker shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Maker shall be controlling and determinative in the absence of manifest error.

            For purposes of conversion, all calculations shall be rounded up to the nearest $0.001 or whole share.

            All rights and remedies available to the Holder pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

            This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

            This Note shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the successors, endorsees or assigns of the Maker and inure to the benefit of the Holder, its successors, endorsees and assigns.

            The Maker hereby irrevocably consents to the jurisdiction of the courts located in New York City, in the State of New York and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                                            NATIONAL INVESTMENT MANAGERS INC.


                                            By: ____________________________
                                                Name:
                                                Title:


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                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

           (To be executed by the Holder in order to convert the Note)

TO:

      The undersigned hereby irrevocably elects to convert $_________________ of the principal amount of the above Note into Shares of Common Stock of National Investment Managers, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                    ____________________________________________

Applicable Conversion Price:        ____________________________________________

Signature:                          ____________________________________________

Name:                               ____________________________________________

Address:                            ____________________________________________

Amount to be converted:             $___________________________________________

Amount of Note unconverted:         $___________________________________________

Conversion Price per share:         $___________________________________________

Number of shares of Common Stock
to be issued:                       ____________________________________________

Please issue the shares of Common
Stock in the following name and
to the following address:           ____________________________________________

Issue to:                           ____________________________________________

Authorized Signature:               ____________________________________________

Name:                               ____________________________________________

Title:                              ____________________________________________

Phone Number:                       ____________________________________________

Broker DTC Participant Code:        ____________________________________________

Account Number:                     ____________________________________________


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